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                                                                   EXHIBIT 10.28

                 HAZARDOUS SUBSTANCES INDEMNIFICATION AGREEMENT

     THIS HAZARDOUS SUBSTANCES INDEMNIFICATION AGREEMENT (this "AGREEMENT") is made as of September 12, 2006 by NNN CRAWFORDSVILLE, LLC, a Delaware limited liability company ("BORROWER") and TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company (said individuals or entities are hereinafter referred to jointly as "GUARANTORS") (Borrower and the Guarantors are hereinafter collectively referred to as the "INDEMNITORS") to and for the benefit of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns ("LENDER").

                                    RECITALS:

     A. Lender has agreed to loan to Borrower the principal amount of $4,264,000.00 (the "LOAN"). The Loan shall be evidenced by a certain Promissory Note of even date herewith (the "NOTE"), and shall be secured by, among other things, that certain Guaranty of even date herewith) (the "GUARANTY") made by the Guarantors.

     B. A condition precedent to Lender's extension of the Loan to Borrower is the execution and delivery of this Agreement by Indemnitors.

     C. Subsequent to the closing of the Loan, subject to the terms of Paragraph 15 of the Security Instrument (hereinafter defined), Borrower may transfer undivided tenant in common interests in the Property (provided, however, there may be no more than thirty-five (35) tenants in common in the aggregate), including Borrower, with the consent of Lender, as more specifically set forth in one or more Loan Assumption, Ratification and Consent Agreement(s) by and between Borrower, Guarantor, the tenant(s) in common and Lender executed concurrently herewith or subsequently hereafter.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Indemnitor hereby jointly and severally agrees as follows:

                                   ARTICLE I
                                   DEFINITIONS

     Section 1.1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

          "ASBESTOS": Asbestos or any substance containing asbestos.

          "ENVIRONMENTAL LAW": Any present or future federal, state and/or local law, statute, ordinance, code, rule, regulation, license, authorization, decision, order, injunction or decree and/or other governmental directive or requirement, as well as common law, which pertains or relates to health, safety or the environment (including but not limited to, ground or air or water or noise pollution or contamination, and underground or aboveground tanks) and shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as

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     amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as
     amended ("RCRA"), and any state or federal lien or superlien or environmental clean-up statutes, and regulations, rules, guidelines, or standards promulgated pursuant thereto all as amended from time to time.

          "ENVIRONMENTAL REPORT": The environmental report dated July 6, 2006 prepared by LandAmerica Commercial Services, a true, correct and complete copy of which has been delivered to Lender.

          "HAZARDOUS SUBSTANCE": Any substance, whether solid, liquid or gaseous: (i) which is listed, defined or regulated as a "hazardous substance," "hazardous waste" or "solid waste," or otherwise classified as hazardous or toxic, in or pursuant to any Environmental Law; or (ii) which is or contains Asbestos, radon, any polychlorinated biphenyl, urea formaldehyde foam insulation, explosive or radioactive material, lead paint, microbial matter, biological toxins, mold or mold spores, or motor fuel or other petroleum hydrocarbons; or (iii) which causes or poses a threat to cause a contamination or nuisance on the Property or any adjacent property or a hazard to the environment or to the health or safety of persons on or about the Property.

          "RELEASE": Includes, but is not limited to, any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

          "REMEDIATION": Any investigation, site monitoring, containment, cleanup, removal, restoration, or other activity of any kind which are reasonably necessary or desirable under an applicable Environmental Law.

          "SECURITY INSTRUMENT": That certain Mortgage, Security Agreement and Fixture Filing, of even date herewith, executed by Borrower for the benefit of Lender, covering the Property more particularly described therein, including the real property or interest therein described in EXHIBIT A attached hereto and incorporated herein by this reference.

          "STORAGE TANKS": Any underground or aboveground storage tanks, whether full, empty, or partially full with any substance.

     Section 1.2. OTHER DEFINED TERMS. Any capitalized term utilized herein shall have the meaning as specified in the Security Instrument, unless such term is otherwise specifically defined herein.

                                   ARTICLE II
                         WARRANTIES AND REPRESENTATIONS

     Indemnitors hereby represent and warrant to Lender, to the best of Indemnitors' knowledge, after due inquiry and investigation, which was limited to providing Lender the Environmental Report and any other reasonable investigation as set forth in SECTION 2.5 below, as follows:


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     Section 2.1. PROPERTY COMPLIANCE. The Property and the operations conducted thereon do not violate any Environmental Laws.

     Section 2.2. NO VIOLATIONS. Without limitation to SECTION 2.1 above, except as previously disclosed in writing to Lender, the Property and operations conducted thereon by the current owner or operator of the Property, are not the subject of any existing, pending, or threatened action, suit, investigation, inquiry, or proceeding by any governmental or nongovernmental entity or person or to any Remediation under any Environmental Law.

     Section 2.3. AUTHORIZATIONS. All notices, permits, licenses, registrations, or similar authorizations, if any, required to be obtained or filed in connection with the ownership, operation, or use of the Property, including, without limitation, the existence of any Storage Tanks at the Property or the past or present generation, treatment, storage, disposal, or release of a Hazardous Substance into the environment, have been duly obtained or filed and have been duly renewed or maintained.

     Section 2.4. HAZARDOUS SUBSTANCE. The Property does not contain any Hazardous Substance in violation of applicable Environmental Laws or that does or could present a threat to human health and safety. Except as disclosed in writing to Lender, the Property does not contain any Storage Tanks or Asbestos and the Property is not listed by any governmental agency as containing any Hazardous Substance.

     Section 2.5. INDEMNITORS INVESTIGATION. Indemnitors have taken commercially reasonable steps necessary to determine, and have determined, that no Hazardous Substances are, have been or threatened to be generated, treated, stored, used, disposed of or released on, under, from, or about the Property except in compliance with applicable Environmental Laws and/or as could not be anticipated to result in a nuisance condition or threat to human health and safety.

     Section 2.6. INDEMNITORS COMPLIANCE. Indemnitors have not undertaken, permitted, authorized, or suffered and will not undertake, permit, authorize, or suffer the presence, use, manufacture, handling, generation, transportation, storage, treatment, discharge, release, burial, or disposal on, under, from or about the Property of any Hazardous Substance or the transportation to or from the Property of any Hazardous Substance except in compliance with applicable Environmental Laws and/or as could not be anticipated to result in a nuisance condition or threat to human health and safety.

     Section 2.7. NO PENDING LITIGATION. Except as otherwise previously disclosed to Lender in writing, there is no pending or threatened litigation, proceedings, or investigations before or by any administrative agency in which any person or entity alleges or is investigating any alleged presence, release, threat of release, placement on, under, from or about the Property, or the manufacture, handling, generation, transportation, storage, treatment, discharge, burial, or disposal on, under, from or about the Property, or the transportation to or from the Property, of any Hazardous Substance.

     Section 2.8. NO NOTICES. Except as otherwise previously disclosed to Lender in writing, Indemnitors have not received any notice, and have no actual or constructive knowledge, that any governmental authority or any employee or agent thereof has determined, or threatens to


                                        3

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determine, or is investigating any allegation that there is a presence, release, threat of release, placement on, under, from or about the Property, or the use, manufacture, handling, generation, transportation, storage, treatment, discharge, burial, or disposal on, under, from or about the Property, or the transportation to or from the Property, of any Hazardous Substance.

     Section 2.9. NO COMMUNICATIONS. Except as otherwise previously disclosed to Lender in writing, there have been no communications or agreements with any governmental authority thereof or any private entity, including, but not limited to, any prior owners or operators of the Property, relating in any way to the presence, release, threat of release, placement on, under or about the Property, or the use, manufacture, handling, generation, transportation, storage, treatment, discharge, burial, or disposal on, under or about the Property, or the transportation to or from the Property, of any Hazardous Substance, except for communications made in the ordinary course of business in connection with permits, reports, and routine inspections issued, prepared or conducted by government agencies or authorities having jurisdiction over the Property.

     Section 2.10. OTHER PROPERTIES. Neither Indemnitors, nor, to the best knowledge of Indemnitors, any other person, including, but not limited to, any predecessor owner, tenant, licensee, occupant, user, or operator of all or any portion of the Property, has ever caused, permitted, authorized or suffered, and Indemnitors will not cause, permit, authorize, or suffer, any Hazardous Substance to be placed, held, located, or disposed of, on, under or about any other real property, all or any portion of which is legally or beneficially owned (or any interest or estate therein which is owned) by Indemnitors in any jurisdiction now or hereafter having in effect a so-called "superlien" law or ordinance or any part thereof, the effect of which law or ordinance would be to create a lien on the Property to secure any obligation in connection with the "superlien" law of such other jurisdiction.

     Section 2.11. PERMITS. Borrower has been issued all required federal, state, and local licenses, certificates, or permits relating to, and Borrower and the Property are in compliance in all respects with all applicable Environmental Laws, including but not limited to, federal, state, and local laws, rules, and regulations relating to, air emissions, water discharge, noise emissions, solid or liquid waste disposal, hazardous waste or materials, or other environmental, health, or safety matters.

     Section 2.12. RELEASE TO PROPERTY. There is no threat of any Release of any Hazardous Substance migrating to the Property except as described in the Environmental Report.

     Section 2.13. ALL INFORMATION. Indemnitors have truthfully and fully provided to Lender, in writing, any and all information relating to environmental conditions in, on, under or from the Property known to Indemnitors or contained in Indemnitors' files and records, including but not limited to any reports relating to any Hazardous Substance in, on, under or migrating to or from the Property and/or to the environmental condition of the Property.


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                                  ARTICLE III
                              AFFIRMATIVE COVENANTS

     Indemnitors hereby unconditionally covenant and agree with Lender, until the entire Loan (as defined in the Note) shall have been paid in full and all of the obligations of Borrower under the Loan Documents shall have been fully performed and discharged, as follows:

     Section 3.1. OPERATIONS. Borrower shall not use, generate, manufacture, produce, store, release, discharge, treat, or dispose of on, under, from or about the Property or transport to or from the Property any Hazardous Substance or allow any other person or entity to do so except in compliance with Environmental Laws. Borrower shall not install or permit to be installed any Asbestos or Storage Tanks at the Property and shall remedy all violations of Environmental Laws with respect thereto including, but not limited to, removal of Asbestos and/or Storage Tanks in the manner and as required by applicable Environmental Laws.

     Section 3.2. COMPLIANCE. Borrower shall keep and maintain the Property in compliance with, and shall not cause or permit the Property to be in violation of, any Environmental Law and upon discovery of any noncompliance shall promptly take corrective action to remedy such noncompliance.

     Section 3.3. MONITORING. Borrower shall establish and maintain, at Borrower's sole expense, a system to assure and monitor continued compliance with Environmental Laws, the existence of any Storage Tank on the Property and the presence of Hazardous Substances on the Property, by any and all owners or operators of the Property, which system shall include, upon request of Lender, the execution and delivery to Lender of a certain Annual Environmental Questionnaire in the form attached hereto as EXHIBIT B by a duly authorized officer, partner, or manager, as applicable, of Borrower who is familiar with the Property and the requirements of applicable Environmental Law, and, at the request of Lender (which request shall not be made by Lender unless (a) an Event of Default shall have occurred, (b) a material adverse change shall have occurred in the financial condition of the Borrower or the Property as determined by Lender, or (c) facts or circumstances as determined by Lender occur or arise, including any change of tenants, which could result in an increased risk that Hazardous Substances will be present (or present in greater quantities) or discharged at the Property or that the Environmental Laws will not be complied with) no more than once each year, a detailed review of such compliance of the environmental condition of the Property ("ENVIRONMENTAL COMPLIANCE REPORT") in scope satisfactory to Lender by an environmental consulting firm approved in advance by Lender; provided, however, that if any Environmental Compliance Report indicates a violation of any Environmental Law or a need for Remediation, such system shall include at the request of Lender a detailed review ("ENVIRONMENTAL REMEDIATION REPORT") of the status of such violation by such environmental consultant. Borrower shall furnish each Environmental Compliance Report or Environmental Remediation Report to Lender within sixty (60) days after Lender so requests, together with such additional information as Lender may reasonably request. If Borrower fails to contract for such an Environmental Compliance Report or Environmental Remediation Report after ten (10) days notice, or fails to provide either such report within sixty
(60) days, Lender may order same, and Borrower grants to Lender and its employees, agents, contractors and consultants access to the Property and a license (which is coupled with an interest and irrevocable while the Security Instrument is in effect) to perform inspections and tests, including (but not limited to) the taking of soil borings and air and groundwater samples. All costs of such reports, inspections and


                                        5

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tests shall be an obligation of Indemnitors which Indemnitors promise to pay to
Lender pursuant to this Agreement. All such costs shall constitute a portion of the Loan, secured by the Security Instrument and the other Loan Documents.

     Section 3.4. NOTICES. Indemnitors shall give prompt written notices to Lender of: (a) any proceeding or inquiry by any governmental or nongovernmental entity or person with respect to the presence of any Hazardous Substance on, under, from or about the Property, the migration thereof from or to other property, the disposal, storage, or treatment of any Hazardous Substance generated or used on, under or about the Property, (b) all claims made or threatened by any third party against Indemnitors or the Property or any other owner or operator of the Property relating to any release reportable under any applicable Environmental Law, loss or injury resulting from any Storage Tank or Hazardous Substance, and (c) Indemnitors' discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any investigation or cleanup of the Property pursuant to any Environmental Law or that could result in Indemnitors becoming liable for any cost related to any investigation or cleanup of such Property.

     Section 3.5. LEGAL PROCEEDINGS. Indemnitors shall permit Lender to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Property in connection with any Environmental Law, Hazardous Substance or Storage Tank and Indemnitors shall pay all reasonable attorneys' fees incurred by Lender in connection therewith.

     Section 3.6. REMEDIATION. In the event that the Property (or any portion thereof) becomes the subject of any Remediation, Indemnitors shall commence such Remediation no later than the earlier of (a) thirty (30) days after written demand by Lender for performance thereof, or (b) such shorter period of time as may be required under applicable law, and thereafter shall diligently prosecute the same to completion in accordance with applicable law. All Remediation shall be performed by contractors approved in advance by Lender, and under the supervision of a consulting engineer approved by Lender. All costs and expenses of such Remediation shall be paid by Indemnitors, including, without limitation, Lender's reasonable attorneys' fees and costs incurred in connection with monitoring or review of such Remediation. In the event Indemnitors shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remediation, Lender may, but shall not be required to, cause such Remediation to be performed, and all costs and expenses thereof, or incurred in connection therewith, shall become part of the Loan.

                                   ARTICLE IV
                                 INDEMNIFICATION

     INDEMNITORS SHALL PROTECT, INDEMNIFY, DEFEND AND HOLD HARMLESS LENDER, ITS PARENTS, SUBSIDIARIES, TRUSTEES, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, "INDEMNIFIED PARTIES") FROM AND AGAINST ALL LIABILITIES, OBLIGATIONS, CLAIMS, DEMANDS, DAMAGES, INJURIES, PENALTIES, CAUSES OF ACTION, LOSSES,


                                        6

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FINES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION CONSEQUENTIAL DAMAGES
AND REASONABLE ATTORNEYS' FEES AND EXPENSES), DIRECTLY OR INDIRECTLY ARISING FROM OR RELATED TO (A) ANY BREACH OF A REPRESENTATION, WARRANTY OR COVENANT CONTAINED HEREIN, AND/OR (B) ANY RELEASE OF OR EXPOSURE TO ANY HAZARDOUS SUBSTANCE (INCLUDING PERSONAL INJURY OR DAMAGE TO PROPERTY), NONCOMPLIANCE WITH ANY ENVIRONMENTAL LAW, REMEDIATION, OR ARISING UNDER ANY ENVIRONMENTAL LAW.

                                    ARTICLE V
                                     GENERAL

     Section 5.1. UNIMPAIRED LIABILITY. The liability of Indemnitors under this Agreement shall in no way be limited or impaired by, and Indemnitors hereby consent to and agree to be bound by, any amendment or modification of the provisions of the Note, the Security Instrument or any other document which evidences, secures or guarantees all or any portion of the Loan or is executed and delivered in connection with the Loan (the "Loan Documents") to or with Lender by Borrower or any person who succeeds Borrower or any person as owner of the Property. In addition, the liability of Indemnitors under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by the Note, the Security Instrument or any of the Loan Documents, (ii) any sale or transfer of all or part of the Property, (iii) except as provided herein, any exculpatory provision in the Note, the Security Instrument, or any of the Loan Documents limiting Lender's recourse to the Property or to any other security for the Note, or limiting Lender's rights to a deficiency judgment against Borrower, (iv) the accuracy or inaccuracy of the representations and warranties made by Borrower under the Note, the Security Instrument or any of the Loan Documents or herein, (v) the release of one or more Indemnitors or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note, or
(vii) Lender's failure to record the Security Instrument or file any UCC financing statements (or Lender's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Indemnitors and with or without consideration.

     Section 5.2. ENFORCEMENT. Indemnified Parties may enforce the obligations of Indemnitors without first resorting to or exhausting any security or collateral or without first having recourse to the Note, the Security Instrument, or any Loan Documents or any of the Property, through foreclosure proceedings or otherwise, provided, however, that nothing herein shall inhibit or prevent Lender from suing on the Note, foreclosing, or exercising any power of sale under, the Security Instrument, or exercising any other rights and remedies thereunder. This Agreement is not collateral or security for the debt of Indemnitors pursuant to the Loan, unless Lender expressly elects in writing to make this Agreement additional collateral or security for the debt of Borrower pursuant to the Loan, which Lender is entitled to do in its sole discretion. It is not necessary for an Event of Default to have occurred pursuant to and as defined in the Security Instrument for Indemnified Parties to exercise their rights pursuant to this Agreement. Notwithstanding any provision of the Security Instrument, the obligations pursuant to this Agreement are exceptions to any non-recourse or exculpation provision of the Security


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Instrument; Indemnitors are fully, personally, jointly and severally liable for such obligations, and their liability is not limited to the original or amortized principal balance of the Loan or the value of the Property.

     Section 5.3. WAIVERS. (a) Indemnitors hereby waive (i) any right or claim of right to cause a marshalling of any Indemnitor's assets or to cause Lender or other Indemnified Parties to proceed against any of the security for the Loan before proceeding under this Agreement against any Indemnitors; (ii) and relinquish all rights and remedies accorded by applicable law to indemnitors or guarantors, except any rights of subrogation which Indemnitors may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of Lender or other Indemnified Parties; (iii) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by Lender or other Indemnified Parties; (iv) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (v) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; and (vi) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, Indemnitors hereby agree to postpone the exercise of any rights of subrogation with respect to any collateral securing the Loan until the Loan shall have been paid in full. No delay by any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such right, power or privilege.

                                   ARTICLE VI
                                  MISCELLANEOUS

     Section 6.1. SURVIVAL OF OBLIGATIONS. Each and all of the representations, covenants and agreements and indemnities contained herein shall survive any termination, satisfaction or assignment of the Loan Documents or the entry of a judgment of foreclosure, sale of the Property by nonjudicial foreclosure sale, delivery of a deed in lieu of foreclosure or the exercise by Lender of any of its other rights and remedies under the Loan Documents; provided, however, that such covenants, agreements and indemnities shall not apply to (a) events occurring after transfer of the Property to Lender (or its designee) pursuant to a foreclosure of the Security Instrument (or otherwise in satisfaction thereof) which are based upon or arise out of circumstances or conditions which are not caused by any Indemnitor and which are first created or which first arise or come into existence after such transfer or (b) legal requirements which are first enacted after such transfer. Notwithstanding the foregoing, the covenants and agreements and indemnities contained in this Section 6.1 shall terminate two
(2) years after the Note has been paid in full and all obligations of Borrower and Guarantor under the Loan Documents are satisfied, provided Borrower has delivered to Lender a Phase I environmental assessment of the Property in form and substance reasonable satisfactory to Lender which concludes that there are no Hazardous Substances in, on or adjacent to the Property.


                                        8

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     Section 6.2. JOINT AND SEVERAL. The obligations and liabilities of the
Indemnitors under this Agreement shall be joint and several.

     Section 6.3. NOTICES. All notices or other communications required or permitted to be given hereunder shall be given to the parties and become effective as provided in the Security Instrument.

     Section 6.4. BINDING EFFECT. This Agreement shall be binding on the parties hereto, their successors, assigns, heirs and legal representatives and all other persons claiming by, through or under them.

     Section 6.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original but all of which when taken together shall constitute one agreement.

     Section 6.6. GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. INDEMNITORS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE CITY OF CHICAGO AND STATE OF ILLINOIS IN CONNECTION WITH ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     Section 6.7. WAIVER OF TRIAL BY JURY. INDEMNITORS HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE NOTE, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH INCLUDING, BUT NOT LIMITED TO THOSE RELATING TO (A) ALLEGATIONS THAT A PARTNERSHIP EXISTS BETWEEN ANY INDEMNITOR AND LENDER; (B) USURY OR PENALTIES OR DAMAGES THEREFOR; (C) ALLEGATIONS OF UNCONSCIONABLE ACTS, DECEPTIVE TRADE PRACTICE, LACK OF GOOD FAITH OR FAIR DEALING, LACK OF COMMERCIAL REASONABLENESS, OR SPECIAL RELATIONSHIPS (SUCH AS FIDUCIARY, TRUST OR CONFIDENTIAL RELATIONSHIPS); (D) ALLEGATIONS OF DOMINION, CONTROL, ALTER EGO, INSTRUMENTALITY, FRAUD, REAL ESTATE FRAUD, MISREPRESENTATION, DURESS, COERCION, UNDUE INFLUENCE, INTERFERENCE OR NEGLIGENCE; (E) ALLEGATIONS OF TORTIOUS INTERFERENCE WITH PRESENT OR PROSPECTIVE BUSINESS RELATIONSHIPS OR OF ANTITRUST; OR (F) SLANDER, LIBEL OR DAMAGE TO REPUTATION. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY, INTENTIONALLY AND VOLUNTARILY BY INDEMNITORS, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY INDEMNITORS. INDEMNITORS


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

ACKNOWLEDGE THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTION WHICH IN ANY WAY MODIFIES OR NULLIFIES ITS EFFECT. INDEMNITORS ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THE LOAN, THAT LENDER HAS RELIED ON THIS WAIVER IN ENTERING INTO THE LOAN DOCUMENTS AND THAT LENDER WILL CONTINUE TO RELY ON THIS WAIVER IN ITS FUTURE DEALINGS. INDEMNITORS FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND ANY OTHER LOAN DOCUMENTS THAT INDEMNITORS HAVE ENTERED INTO AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     Section 6.8. RELIANCE. Indemnitors recognize and acknowledge that in entering into the loan transaction evidenced by the Loan Documents and accepting the Security Instrument, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in this Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance exists on the part of Lender prior hereto; that such warranties and representations are a material inducement to Lender in making the loan evidenced by the Loan Documents and accepting the Security Instrument; and that Lender would not be willing to make the loan evidenced by the Loan Documents and accept the Security Instrument in the absence of such warranties and representations.

     Section 6.9. HEADINGS. The article, section and subsection headings are for convenience of reference only and shall in no way alter, modify, or define, or be used in construing the text of such articles, sections or subsections.

     Section 6.10. NO ORAL CHANGE. This Agreement may not be waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Indemnitors or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

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     EXECUTED as of the date first above written.

                                        BORROWER:

                                        NNN Crawfordsville, LLC, a Delaware
                                        limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its manager


                                        By: /s/ Richard Hutton
                                            ------------------------------------
                                        Name: Richard Hutton
                                        Its: Executive Vice President

                                        GUARANTORS:

                                        Triple Net Properties, LLC,
                                        a Virginia limited liability company


                                        By: /s/ Richard Hutton
                                            ------------------------------------
                                        Name: Richard Hutton
                                        Its: Executive Vice President


                                       B-2